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                   VANGUARD(R) PRECIOUS METALS AND MINING FUND
                          SUPPLEMENT TO THE PROSPECTUS

VANGUARD PRECIOUS METALS AND MINING FUND ADOPTS NEW ADVISORY FEE SCHEDULE
The board of trustees of Vanguard Precious Metals and Mining Fund adopted a new advisory fee schedule for the Fund's advisor--M&G Investment Management Limited--effective February 1, 2006. This change will not affect the Fund's investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective February 1, 2006.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charges (Load) Imposed on Purchases:                      None
Purchase Fee:                                                   None
Sales Charge (Load) Imposed on Reinvested Dividends:            None
Redemption Fee:                                                  1%*

Management Expenses:                                            0.42%
12b-1 Distribution Fee:                                         None
Other Expenses:                                                 0.03%
   Total Annual Fund Operating Expenses:                        0.45%

* The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

                                                             (over, please)

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.


          --------------------------------------------
            1 YEAR    3 YEARS   5 YEARS     10 YEARS
          --------------------------------------------
              $46       $144       $252       $567
           -------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For more information about the new advisory fee schedule, please see the Fund's upcoming shareholder report covering the fiscal year ended January 31, 2006, or the Statement of Additional Information.















(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                  PS53 022006

                       VANGUARD/(R)/ SPECIALIZED(TM) FUNDS

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


The board of trustees of Vanguard Precious Metals & Mining Fund has adopted a new asset-based advisory fee schedule for the fund's advisor--M&G Investment Management Limited--effective February 1, 2006. In addition, the board has added a performance adjustment to the fee arrangement in order to align the interests of M&G and the Fund's shareholders by increasing or decreasing the asset-based fee proportionately with the investment performance of the Fund.
     This change will not affect the Fund's investment objective, policies, strategies, or risks.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

The text on page B-32 from (and including) the heading "M&G" up to the heading "Disclosure Regarding Other Accounts Managed" is replaced with the following:


M&G INVESTMENT MANAGEMENT LIMITED

Vanguard Precious Metals and Mining Fund has entered into an investment advisory agreement with M&G Investment Management Limited. Under the agreement, M&G manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. M&G discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund. M&G is a wholly-owned subsidiary of Prudential plc (an English insurance company not related to The Prudential Insurance Company of America).

     The Fund pays M&G a fee at the end of each fiscal quarter. The quarterly asset-based payment is calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Fund for the quarter:


                AVERAGE NET ASSETS      ANNUAL RATES
                ---------------------------------------
                 First $200 million         0.300%
                 Next $300 million          0.200%
                 Next $500 million          0.150%
                 Over $1 billion            0.100%

     The quarterly payments to M&G may be increased or decreased by applying a performance adjustment. M&G's fee may be increased or decreased, based on the cumulative total performance of the Fund managed by the advisor over a trailing 36-month period. The fee is subject to certain transition rules that will be in place until 36 months have elapsed from the date of the agreement, February 1, 2006 as compared with that of the S&P/Citigroup Customized Precious Metal & Mining Index over the same period.


 The adjustment percentage applies as follows:


CUMULATIVE PERFORMANCE OF THE S&P/CITIGROUP
CUSTOMIZED PRECIOUS METAL & MINING
OVER A ROLLING 36-MONTH PERIOD                  ADJUSTMENT PERCENTAGE*
--------------------------------------------   ---------------------------------
More than +9%                                   +50%
More than 0% up to and including +9%            Linear increase from 0% to +50%
From -9% up to and including 0%                 Linear decrease from 0% to -50%
Lower than -9%                                  -50%

* For purposes of applying the adjustment, the basic fee will be calculated based on average month-end net assets over the same time period for which performance is measured.

     During the fiscal  years  ended  January  31,  2003,  2004,  and 2005,  the
Precious   Metals  and  Mining  Fund  incurred   advisory  fees  of  $1,003,000;
$1,025,000; and $1,146,000, respectively, to M&G.


(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                             022006